Contact: Barbara B. Lucas
                                     Senior Vice President - Public Affairs
                                     410/716-2980

                                     F. Robert Hunter
                                     Vice President - Investor Relations
                                     410/716-3979



FOR IMMEDIATE RELEASE:    Thursday, July 16, 1998

SUBJECT: Black & Decker Reports Earnings Growth in Second Quarter;
         Declares Quarterly Dividend


TOWSON, MD - The Black & Decker Corporation (NYSE:BDK) announced today that sales for the second quarter of 1998 decreased 1% to $1.17 billion from $1.18 billion in the same period last year. Excluding the effects of foreign currency translation, sales increased 1%, and sales of core operations (Power Tools and Accessories, Security Hardware, Plumbing Products, and Fastening and Assembly Systems) increased 4%. For the first six months of 1998, sales declined 1% to $2.18 billion from $2.20 billion last year. Excluding foreign exchange translation, sales for the period increased 2%, and sales of core businesses increased 5%.

         Excluding a non-recurring gain on sale of businesses of $4.2 million, net of taxes, or $.04 per share, net earnings were $54.2 million or $.57 per diluted share for the second quarter of 1998, compared to $45.5 million or $.47 per diluted share for the same period last year. Including the non-recurring gain, net earnings were $58.4 million or $.61 per diluted share for the second quarter of 1998. Net earnings for the second quarter of 1998 were reduced by after-tax restructuring-related costs totaling $15.5 million or $.16 per diluted share.

                                     (more)

Page Two

         For the first six months of 1998, the Corporation reported a net loss, related to a write-off of goodwill and a restructuring charge in the first quarter, of $913.0 million or $9.65 per share. Because results for the first six months were a loss, the calculation of reported net earnings per share on a diluted basis excludes stock options, which, if included, would be anti-dilutive, and would decrease the per-share loss. For comparative purposes, however, the dilutive effects of these options should be considered when evaluating the Corporation's performance. Excluding non-recurring items consisting of the goodwill write-off, after-tax restructuring charge, and after-tax gain on sale of businesses, net earnings for the first six months would have been $82.8 million or $.86 per share on this diluted basis, a 15% increase over the net earnings of $71.8 million or $.75 per share reported last year. This adjusted net earnings number for 1998 includes $19.3 million ($.20 per share) of after-tax restructuring-related expenses.

         The Corporation also announced that its Board of Directors declared a quarterly cash dividend of $.12 per share on the Corporation's outstanding common stock payable on September 25, 1998, to stockholders of record at the close of business on September 11, 1998.

         Commenting on the results, Nolan D. Archibald, Chairman and Chief Executive Officer, said, "Our strategic repositioning activities, as well as solid performance in our core businesses, resulted in a 21% increase over last year in second-quarter earnings per share, excluding the non-recurring gain associated with our current divestiture activities. Sales in our core businesses rose 4% excluding foreign exchange currency effects, as new products continued to generate support among retailers and consumers. Sales in North American Power Tools, Security Hardware, and Plumbing Products were particularly strong, while Fastening and Assembly Systems posted a solid increase. This core growth, however, was largely offset by sales declines, compared to the same period last year, in Household Products, the majority of which we sold at the end of June, and Emhart Glass, the sale of which is scheduled to close in October.
                                     (more)

Page Three

         "We completed the sale of our Household Products business on June 26, and, since then, have entered into an agreement to recapitalize True Temper Sports and signed a contract to sell Emhart Glass. These three transactions, which will yield gross cash proceeds of $711 million and net proceeds of approximately $550 million, will complete our divestiture program, enabling us to focus exclusively on our core operations.

         "We continued to execute our share repurchase program during the quarter, and have purchased a total of nearly three million shares through June.

         "The restructuring component of our strategic repositioning program also remains on track as we streamline the global manufacturing network in Power Tools and Accessories and substantially reconfigure how that business operates in Europe. We also are in the process of integrating cleaning and lighting product lines, which we chose not to sell with the rest of our Household Products business, into North American consumer power tool operations. Restructuring-related charges during the quarter reflected costs associated with discontinuing some products, as well as costs associated with our plant closures and European business reorganization.

         "The progress that we have made in reducing and leveraging our cost structure is reflected in an improvement in return on sales for the quarter of nearly two percentage points, from 10.2% last year to 12.1%, excluding goodwill amortization, non-recurring items, and restructuring-related expenses.

         "With continued progress in the second quarter, free cash flow improved $85 million for the first six months, compared to the same period last year, reflecting improved working capital management."
                                     (more)

Page Four

         This release includes forward-looking  statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties. For a more detailed discussion of the risks and uncertainties that may affect Black & Decker's operating and financial results and its ability to achieve the financial objectives discussed in this press release, interested parties should review Black & Decker's reports filed with the Securities and Exchange Commission, including the Current Report on Form 8-K, filed July 16, 1998.

          Black & Decker is a leading global manufacturer and marketer of power tools, hardware, and building products used in and around the home and for commercial applications.
                                      * * *

                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF EARNINGS (Unaudited)
                 (Dollars in Millions Except Per Share Amounts)

                                                                                        Three Months Ended
                                                                                 ---------------------------------
                                                                                   June 28, 1998     June 29, 1997
                                                                                 ---------------    --------------

SALES                                                                            $       1,169.7    $      1,182.2
   Cost of goods sold                                                                      771.9             761.8
   Selling, general, and administrative expenses                                           285.5             316.1
   Gain on sale of businesses                                                               36.5               -
                                                                                 ---------------    --------------
OPERATING INCOME                                                                           148.8             104.3
   Interest expense (net of interest income)                                                29.8              30.6
   Other expense                                                                             2.7               3.6
                                                                                 ---------------    --------------
EARNINGS BEFORE INCOME TAXES                                                               116.3              70.1
   Income taxes                                                                             57.9              24.6
                                                                                 ---------------    --------------
NET EARNINGS                                                                     $          58.4    $         45.5
                                                                                 ===============    ==============



NET EARNINGS PER COMMON SHARE - BASIC                                            $          0.62    $         0.48
                                                                                 ===============    ==============

Shares Used in Computing Basic Earnings Per Share (in Millions)                             94.1              94.5
                                                                                 ===============    ==============



NET EARNINGS PER COMMON SHARE - ASSUMING DILUTION                                $          0.61    $         0.47
                                                                                 ===============    ==============

Shares Used in Computing Diluted Earnings Per Share (in Millions)                           95.8              96.1
                                                                                 ===============    ==============

                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF EARNINGS (Unaudited)
                 (Dollars in Millions Except Per Share Amounts)


                                                                                           Six Months Ended
                                                                                 ---------------------------------
                                                                                   June 28, 1998     June 29, 1997
                                                                                 ---------------    --------------

SALES                                                                            $       2,178.0    $      2,197.2
   Cost of goods sold                                                                    1,430.2           1,412.3
   Selling, general, and administrative expenses                                           565.4             607.3
   Write-off of goodwill                                                                   900.0               -
   Restructuring and exit costs                                                            140.0               -
   Gain on sale of businesses                                                               36.5               -
                                                                                 ---------------    --------------
OPERATING INCOME (LOSS)                                                                   (821.1)            177.6
   Interest expense (net of interest income)                                                58.2              61.2
   Other expense                                                                             2.4               5.9
                                                                                 ---------------    --------------
EARNINGS (LOSS) BEFORE INCOME TAXES                                                       (881.7)            110.5
   Income taxes                                                                             31.3              38.7
                                                                                 ---------------    --------------
NET EARNINGS (LOSS)                                                              $        (913.0)   $         71.8
                                                                                 ===============    ==============



NET EARNINGS (LOSS) PER COMMON SHARE - BASIC                                     $         (9.65)   $         0.76
                                                                                 ===============    ==============

Shares Used in Computing Basic Earnings Per Share (in Millions)                             94.6              94.4
                                                                                 ===============    ==============



NET EARNINGS (LOSS) PER COMMON SHARE - ASSUMING DILUTION                         $         (9.65)   $         0.75
                                                                                 ===============    ==============

Shares Used in Computing Diluted Earnings Per Share (in Millions)                           94.6              96.1
                                                                                 ===============    ==============


                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEET (Unaudited)
                              (Millions of Dollars)


                                                                                   June 28, 1998     June 29, 1997
                                                                                 ---------------    --------------

ASSETS
Cash and cash equivalents                                                        $         204.1    $        126.3
Trade receivables                                                                          815.7             719.6
Inventories                                                                                765.0             898.1
Other current assets                                                                       205.1             180.7
                                                                                 ---------------    --------------
      TOTAL CURRENT ASSETS                                                               1,989.9           1,924.7
                                                                                 ---------------    --------------

PROPERTY, PLANT, AND EQUIPMENT                                                             781.3             878.6
GOODWILL                                                                                   935.7           1,929.3
OTHER ASSETS                                                                               510.7             518.7
                                                                                 ---------------    --------------
                                                                                 $       4,217.6    $      5,251.3
                                                                                 ===============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term borrowings                                                            $          89.1    $        100.1
Current maturities of long-term debt                                                        60.6              49.7
Trade accounts payable                                                                     355.3             400.4
Other accrued liabilities                                                                  822.3             724.8
                                                                                 ---------------    --------------
      TOTAL CURRENT LIABILITIES                                                          1,327.3           1,275.0
                                                                                 ---------------    --------------

LONG-TERM DEBT                                                                           1,658.1           1,796.9
DEFERRED INCOME TAXES                                                                       55.6              77.9
POSTRETIREMENT BENEFITS                                                                    283.0             305.0
OTHER LONG-TERM LIABILITIES                                                                192.3             142.4
STOCKHOLDERS' EQUITY                                                                       701.3           1,654.1
                                                                                 ---------------    --------------
                                                                                 $       4,217.6    $      5,251.3
                                                                                 ===============    ==============



                 SUPPLEMENTAL FINANCIAL INFORMATION (Unaudited)
                              (Millions of Dollars)
                                                                                   June 28, 1998     June 29, 1997
                                                                                 ---------------    --------------

Balance of receivables sold under sale of receivables program                    $           -      $        136.0
                                                                                 ===============    ==============

                                                                                         Six Months Ended
                                                                                 ---------------------------------
                                                                                   June 28, 1998     June 29, 1997
                                                                                 ---------------    --------------

Depreciation and amortization                                                    $          81.6    $        110.5
                                                                                 ===============    ==============
Capital expenditures                                                             $          59.8    $         85.0
                                                                                 ===============    ==============

                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
                        THREE MONTHS ENDED JUNE 28, 1998
                          ANALYSIS OF CHANGES IN SALES

                            (in millions of dollars)


                    United
Consumer            States            Europe          Other            Total
--------           ---------         --------        --------        ---------
Total Sales        $   610.7         $  279.0        $  123.3        $ 1,013.0
                   ---------         --------        --------        ---------

Unit Volume                6 %              6 %           (12)%              3 %

Price                     (1)%              - %            (1)%             (1)%

Currency                   - %             (4)%            (5)%             (2)%
                   ---------         --------        --------        ---------
                           5 %              2 %           (18)%              - %
                   ---------         --------        --------        ---------


Commercial
----------
Total Sales        $    71.6         $   63.1        $   22.0        $   156.7
                   ---------         --------        --------        ---------

Unit Volume               (5)%             (1)%           (27)%             (8)%

Price                     (1)%              1 %            (1)%              - %

Currency                   - %             (3)%            (5)%             (2)%
                   ---------         --------        --------        ---------
                          (6)%             (3)%           (33)%            (10)%
                   ---------         --------        --------        ---------


Consolidated
------------
Total Sales        $   682.3         $  342.1        $  145.3        $ 1,169.7
                   =========         ========        ========        =========

Unit Volume                4 %              5 %           (15)%              2 %

Price                     (1)%              - %            (1)%             (1)%

Currency                   - %             (4)%            (5)%             (2)%
                   ---------         --------        --------        ---------
                           3 %              1 %           (21)%             (1)%
                   =========         ========        ========        =========


                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
                         SIX MONTHS ENDED JUNE 28, 1998
                          ANALYSIS OF CHANGES IN SALES

                            (in millions of dollars)


                     United
Consumer             States           Europe           Other           Total
--------           ---------         --------        --------        ---------
Total Sales        $ 1,094.1          $ 544.6         $ 221.7        $ 1,860.4
                   ---------         --------        --------        ---------

Unit Volume                6 %              6 %            (8)%              4 %

Price                     (1)%              - %            (2)%             (1)%

Currency                   - %             (6)%            (5)%             (2)%
                   ---------         --------        --------        ---------
                           5 %              - %           (15)%              1 %
                   ---------         --------        --------        ---------


Commercial
----------
Total Sales          $ 142.6          $ 130.3          $ 44.7          $ 317.6
                   ---------         --------        --------        ---------

Unit Volume               (9)%              6 %           (21)%             (5)%

Price                      - %              - %            (1)%              - %

Currency                   - %             (5)%            (4)%             (3)%
                   ---------         --------        --------        ---------
                          (9)%              1 %           (26)%             (8)%
                   ---------         --------        --------        ---------


Consolidated
------------
Total Sales        $ 1,236.7          $ 674.9         $ 266.4        $ 2,178.0
                   =========         ========        ========        =========

Unit Volume                4 %              6 %           (11)%              3 %

Price                     (1)%              - %            (1)%             (1)%

Currency                   - %             (6)%            (5)%             (3)%
                   ---------         --------        --------        ---------
                           3 %              - %           (17)%             (1)%
                   =========         ========        ========        =========


                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
                  SUPPLEMENTAL EARNINGS INFORMATION (Unaudited)
                        THREE MONTHS ENDED JUNE 28, 1998
                 (Dollars in Millions Except Per Share Amounts)

                                                                                 Less:               Less:
                                                                         Non-Recurring      Restructuring-
                                                       As Reported               Items       Related Costs      As Adjusted
                                                       -----------       -------------       -------------      -----------
SALES                                                     $1,169.7                                                 $1,169.7
   Cost of goods sold                                        771.9                                 $(20.0)            751.9
   Selling, general, and administrative expenses             285.5                                   (2.8)            282.7
   Gain on sale of businesses                                 36.5             $ (36.5)                -                 -
                                                       -----------       -------------       -------------      -----------
OPERATING INCOME                                             148.8               (36.5)              22.8             135.1
   Interest and other expenses                                32.5                 -                   -               32.5
                                                       -----------       -------------       -------------      -----------
EARNINGS BEFORE INCOME TAXES                                 116.3               (36.5)              22.8             102.6
   Income taxes                                               57.9               (32.3)(A)            7.3              32.9
                                                       -----------       -------------       -------------      -----------
NET EARNINGS                                              $   58.4             $  (4.2)            $ 15.5          $   69.7
                                                       ===========       =============       =============      ===========


Shares Used in Computing Diluted Earnings
   Per Share (in Millions)                                    95.8                95.8               95.8              95.8
                                                       ===========       =============       =============      ===========

NET EARNINGS PER COMMON
   SHARE - ASSUMING DILUTION                              $   0.61             $ (0.04)            $ 0.16          $   0.73
                                                       ===========       =============       =============      ===========




------------------------------------------------

(A) Adjustment represents tax effect of gain on sale of businesses.


                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
                  SUPPLEMENTAL EARNINGS INFORMATION (Unaudited)
                         SIX MONTHS ENDED JUNE 28, 1998
                 (Dollars in Millions Except Per Share Amounts)

                                                                                 Less:               Less:
                                                                         Non-Recurring      Restructuring-
                                                       As Reported               Items       Related Costs      As Adjusted
                                                       -----------       -------------       -------------      -----------
SALES                                                     $2,178.0                                                 $2,178.0
   Cost of goods sold                                      1,430.2                                 $(22.7)          1,407.5
   Selling, general, and administrative expenses             565.4                                   (5.7)            559.7
   Write-off of goodwill                                     900.0             $(900.0)                -                 -
   Restructuring and exit costs                              140.0              (140.0)                -                 -
   Gain on sale of businesses                                 36.5               (36.5)                -                 -
                                                       -----------       -------------       -------------      -----------
OPERATING INCOME (LOSS)                                     (821.1)            1,003.5               28.4             210.8
   Interest and other expenses                                60.6                -                   -                60.6
                                                       -----------       -------------       -------------      -----------
EARNINGS (LOSS) BEFORE INCOME TAXES                         (881.7)            1,003.5               28.4             150.2
   Income taxes                                               31.3                 7.7(A)             9.1              48.1
                                                       -----------       -------------       -------------      -----------
NET EARNINGS (LOSS)                                       $ (913.0)            $ 995.8             $ 19.3          $  102.1
                                                       ===========       =============       =============      ===========


Shares Used in Computing Diluted Earnings
   Per Share (in Millions) (B)                                94.6                                   96.4              96.4
                                                       ===========                           =============      ===========

NET EARNINGS (LOSS) PER COMMON
    SHARE - ASSUMING DILUTION                             $  (9.65)                                $ 0.20          $   1.06
                                                       ===========                           =============      ===========




-----------------------------------------------

(A) Adjustment represents net tax effect of gain on sale of businesses and restructuring and exit costs.

(B) Option conversion is anti-dilutive due to the loss for the six months. Excluding the goodwill write-off, restructuring charge, gain on sale of businesses, and restructuring related costs, results for the six months would have been positive. Accordingly, 1.8 million shares have been added to the diluted share count on an "as adjusted" basis.